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                          TRAVELERS SERIES FUND INC.
                                 on behalf of
              Smith Barney International All Cap Growth Portfolio
                      AIM Capital Appreciation Portfolio

                        Supplement dated June 28, 2002
 to the Prospectus and Statement of Additional Information dated February 28,
                                     2002

   The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information:

Smith Barney International All Cap Growth Portfolio

   Jeffrey Russell continues to serve as the portfolio manager of the Smith Barney International All Cap Growth Portfolio. James Conheady no longer serves as co-portfolio manager of the Smith Barney International All Cap Growth Portfolio.

AIM Capital Appreciation Portfolio

   Kenneth Zschappel and Robert M. Kippes continue to serve as the portfolio managers of the AIM Capital Appreciation Portfolio. David Barnard, Ryan E. Crane, and Jay Rushin are no longer serving as portfolio managers of the AIM Capital Appreciation Portfolio.

FD 02579